SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 25, 2000

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of February 28, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1)

              Residential Asset Mortgage Products, Inc.
       (Exact name of registrant as specified in its charter)
       DELAWARE                 333-91561             41-1955181
    (State or other             (Commission         (I.R.S. employer
     jurisdiction              file number)          identification no.)
   of incorporation)

    8400 Normandale Lake Boulevard, Suite 600,            55437
              Minneapolis, Minnesota

    (Address of principal executive offices)            (Zip code)

                                 (612) 832-7000
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

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                         Exhibit Index Located on Page 2


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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)  Not applicable

           (b)  Not applicable

           (c) Exhibits:

           20.1 Residential Asset Mortgage Products, Inc., GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 1, Group 2, and Group 3 Servicing Certificates each for Payment Date 3/25/00.












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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               RESIDENTIAL ASSET MORTGAGE
                                   PRODUCTS, INC., Registrant

                               By:  /s/ Patricia C. Taylor
                                    ______________________

                               Name:  Patricia C. Taylor
                               Title: Vice President

Date: April 10, 2000




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